LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE

SUMMARY PROSPECTUS DATED MAY 1, 2013, OF

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, and as may be amended or supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015632